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                                                                   EXHIBIT 10.10


                 SPONSOR ENTITY RIGHT OF FIRST REFUSAL AGREEMENT
                                  BY AND AMONG
                                JOHN Q. HAMMONS,
                       REVOCABLE TRUST OF JOHN Q. HAMMONS,
                           HAMMONS OF NEW MEXICO, LLC,
                             HAMMONS OF FRISCO, LLC,
                            HAMMONS OF COLORADO, LLC,
                            HAMMONS OF ARKANSAS, LLC,
                       HAMMONS OF SOUTH CAROLINA, LLC, AND
                          CITY CENTER HOTEL CORPORATION
                           HAMMONS OF HUNTSVILLE, LLC
                             HAMMONS OF LINCOLN, LLC
                            HAMMONS OF FRANKLIN, LLC
                           HAMMONS OF RICHARDSON, LLC
                              RICHARDSON HAMMONS LP
                           JOHN Q. HAMMONS CENTER, LLC
                         (COLLECTIVELY, "JQH ENTITIES")
                                       AND
                   JD HOLDINGS, LLC AND ANY AFFILIATE THEREOF
                        (COLLECTIVELY, "SPONSOR ENTITY"),

                         Dated as of ____________, 2005

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                 SPONSOR ENTITY RIGHT OF FIRST REFUSAL AGREEMENT

      THIS RIGHT OF FIRST REFUSAL AGREEMENT (this "Agreement") is made as of _____________, 2005 by and among John Q. Hammons ("JQH"), the Revocable Trust of John Q. Hammons, dated December 28, 1989, as amended and restated (the "JQH Trust"), Hammons of New Mexico, LLC, Hammons of Frisco, LLC, Hammons of Colorado, LLC, Hammons of Arkansas, LLC, Hammons of South Carolina, LLC, City Center Hotel Corporation, Hammons of Huntsville, LLC, Hammons of Lincoln, LLC, Hammons of Franklin, LLC, Hammons of Richardson, LLC, Richardson Hammons, LP and John Q. Hammons Center, LLC (collectively, with JQH and any other entity directly or indirectly controlled by JQH which owns a Hotel Property (hereinafter defined) now or at any time in the future, each of which will be added as parties to this Agreement, the "JQH Entities", and each, a "JQH Entity") and JD Holdings, LLC, and any Affiliate thereof (collectively, the "Sponsor Entity").

      WHEREAS, in connection with a transaction whereby JQH Acquisition, LLC, a Delaware limited liability company ("Newco"), through merger of its wholly-owned subsidiary with John Q. Hammons Hotels, Inc., a Delaware corporation ("JQH, Inc."), acquires all of the interests in JQH, Inc. and, indirectly, certain of the partnership interests of John Q. Hammons Hotels, L.P., a Delaware limited partnership, ("LP") and John Q. Hammons Hotels II, L.P., a Delaware limited partnership, ("II LP"), in each case owned by JQH, Inc., JQH or certain of his Affiliates (the "Formation Transaction"), Sponsor Entity desires to obtain a right of first refusal on all Hotel Properties owned at any time by any of the JQH Entities, and the JQH Entities are willing to grant such a right of first refusal.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration given and received by each party, receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

      1.1 Definitions. For purposes of this Agreement, the following capitalized terms shall have the meanings set forth below:

      "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such first Person. The term "control" (including with correlative meanings, the terms "controlling," "controlled by" and "under common control with") shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether by reason of membership, ownership of voting stock, partnership interests, by contract or otherwise. For purposes of this Agreement, JQH, Inc., LP and II LP and their respective Subsidiaries shall not be deemed to be "Affiliates" of JQH.

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      "Hotel Properties" shall mean interests in real property and personal property, tangible or intangible (other than any rights to any tradename using the name "John Q. Hammons" or "Hammons"), used in the operation of a hotel facility, or any interests in any related convention or entertainment facility, retail facility, parking facility or gaming facility, including, without limitation, fee interests, leasehold interests, interests in ground leases, easements and rights of way, air rights, surface rights, subsurface rights, debt or equity interests in corporations, limited liability companies, joint ventures, partnerships or other entities holding title to, or a leasehold interest in, any of the foregoing, interests in mortgages or other security interests in any of the foregoing, contractual management interests, and debt instruments as the Person who holds title to, or a leasehold interest in, such property may hold from time to time (each, a "Hotel Property").

      "JQH Subject Hotels" shall mean those Hotel Properties set forth on Exhibit A hereto, and any Hotel Properties or any direct or indirect interests in Hotel Properties now or hereafter acquired by JQH or any JQH Entity or any of either of their Affiliates, including any properties under construction or being developed or intended to be developed as Hotel Properties (each, a "JQH Subject Hotel").

      "Person" means any individual, corporation, partnership, joint venture, trust, unincorporated organization, other entity or governmental body, in each case whether in such individual's or entity's own capacity or as an agent or fiduciary of another Person.

      "Sale" shall mean any sale, assignment, lease or sublease (other than any retail space or concession lease entered into in the ordinary course of hotel business), transfer or other disposition, in a single transaction or as part of a single transaction or series of transactions, of (a) any interest in title to any JQH Subject Hotel or JQH Subject Hotels (as defined herein), or (b) any direct or indirect ownership or debt interests in the Person that owns title to any JQH Subject Hotel or JQH Subject Hotels, as a result of which title to such JQH Subject Hotel would not be 100% owned by JQH or an entity 100% owned by JQH. A Sale shall include (i) any grant of an option to purchase any JQH Subject Hotel or JQH Subject Hotels or any interest therein or any direct or indirect interest in the Person that owns title to, or the leasehold of, any JQH Subject Hotel or JQH Subject Hotels, and (ii) any issuance of any debt or other security convertible into equity interests in the Person that, directly or indirectly, holds title to, or the leasehold of, any JQH Subject Hotel or JQH Subject Hotels. The term "Sale" shall not include (i) a mortgage, deed of trust, or other collateral assignment intended to provide security for a loan or other obligation in favor of an unaffiliated third-party lender with a loan-to-value ratio not exceeding 90% and otherwise on market terms, or any foreclosure on any such mortgage, lien, or security interest by such unaffiliated third-party lender, (ii) any sale of a portion of the land or improvements relating to a JQH Subject Hotel that does not include the hotel and does not adversely affect the operation of the JQH Subject Hotel as a hotel, or (iii) the transfer by JQH or the applicable JQH Entity of the Hotel Property commonly known as Chateau on the Lake, located in Branson, Missouri (the "Chateau"), by means of gift, charitable contribution or donation to any trust or foundation as set forth in Section 3.3(b) herein. The terms "Sell" or "Sold" shall mean to dispose of, or to have disposed of, a JQH Subject Hotel or the direct or indirect ownership interests in the Person that owns title to a JQH Subject Hotel pursuant to a Sale.

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      "Subsidiary" of any Person means any other Person that, now or at any time hereafter, is directly or indirectly owned 50% or more (in terms of voting securities or other voting ownership or partnership interest) by such first Person; provided, however, that such other Person shall be deemed to be a "Subsidiary" only so long as the foregoing test continues to be met.

                                   ARTICLE II
                             RIGHT OF FIRST REFUSAL

      2.1 Right of First Refusal Granted to Sponsor Entity.

      (a) Prior to the Sale of any JQH Subject Hotel, the applicable JQH Entity owning such JQH Subject Hotel shall provide to Sponsor Entity a written purchase and sale agreement, expressly subject to Sponsor Entity's rights hereunder, executed by the Person selling such JQH Subject Hotel and a bona fide third-party buyer, requiring a cash deposit of at least five percent (5%) of the purchase price, refundable only if a Sponsor Acceptance Notice (defined below) is received, but otherwise nonrefundable, and setting forth the price for each such JQH Subject Hotel and other material terms upon which such Person has agreed with such third-party buyer to Sell each such JQH Subject Hotel, together with any written information provided to such third-party buyer with respect to such JQH Subject Hotel (the "Sponsor ROFR Notice"). Upon receipt of the Sponsor ROFR Notice, any Sponsor Entity may elect to purchase any such JQH Subject Hotel from the applicable seller thereof by providing a notice to such JQH Entity within thirty (30) days following the date of the Sponsor ROFR Notice (the "Sponsor Acceptance Notice"). If no Sponsor Entity responds to the Sponsor ROFR Notice within such thirty- (30-) day period (the "Sponsor ROFR Period"), the Sponsor Entity shall be deemed to have declined to purchase such JQH Subject Hotel pursuant to this Agreement.

      (b) If any Sponsor Entity exercises its right of first refusal hereunder and sends a Sponsor Acceptance Notice within the Sponsor ROFR Period, then (i) contemporaneously with the delivery of the Sponsor Acceptance Notice, such Sponsor Entity shall deposit a nonrefundable amount equal to the lesser of (y) the amount of any earnest money deposit required to be made by such third-party buyer as set forth in the Sponsor ROFR Notice, or (z) one percent (1%) of the purchase price set forth in the Sponsor ROFR Notice (the "Sponsor Deposit") in escrow with a title insurance company or other escrow agent approved in advance by the parties and (ii) the parties shall close such sale transaction on substantially identical economic terms, except that (I) the purchase price payable by such Sponsor Entity shall be net of any broker's commission payable pursuant to the transaction described in the Sponsor ROFR Notice, (II) if the Sponsor ROFR Notice describes any non-cash consideration payable as all or any part of the purchase price of such JQH Subject Hotel, then a Sponsor Entity shall have the right to (A) pay non-cash consideration of a similar type and of equivalent value, and/or (B) pay cash consideration equivalent in value to such non-cash consideration, and (III) such JQH Subject Hotel shall be transferred
(A) free and clear of any existing management agreement, (B) free and clear of any liens or encumbrances or restrictions or agreements of any kind of any Affiliate of JQH or any JQH Entity, and (C) if such JQH Subject Hotel is to be transferred subject to an existing mortgage pursuant to the transaction described

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in the Sponsor ROFR Notice, then JQH, or the applicable JQH Entity selling such
JQH Subject Hotel, will pay any fee payable to the holder of such mortgage by reason of such transfer, and (D) if any fee is payable to any licensor or franchisor under any License Agreement affecting such JQH Subject Hotel by reason of such transfer, JQH or the applicable JQH Entity selling such JQH Subject Hotel, will pay any such fee. The Sale to such Sponsor Entity of such JQH Subject Hotel shall be closed at the time and on the date specified in the Sponsor ROFR Notice, but not earlier than sixty (60) days following the date of the Sponsor Acceptance Notice. The closing shall take place on the terms set forth in the Sponsor ROFR Notice, except as otherwise provided herein. If such Sponsor Entity shall fail to consummate such sale transaction in accordance with its terms, then the applicable seller shall have the right to sell the applicable JQH Subject Hotel as set forth in Section 2.1(c) below, and such seller may, as its sole and exclusive remedy, retain the Sponsor Deposit as liquidated damages, and not as a penalty.

      (c) If no Sponsor Entity delivers a Sponsor Acceptance Notice prior to the end of the Sponsor ROFR Period, then the applicable JQH Entity, or its applicable Subsidiary shall, as of the end of the Sponsor ROFR Period (or the earlier waiver of such period by the Sponsor Entity), be free thereafter to sell the JQH Subject Hotel to such third parties on substantially identical terms as those set forth in the Sponsor ROFR Notice, and the Sponsor Entity shall provide to the applicable JQH Entity or the applicable Subsidiary the documents necessary to release its recorded right of first refusal as provided herein; and such documents shall be recorded upon closing of the sale of the JQH Subject Hotel to such third party; provided, however, that if the JQH Entity which owns the JQH Subject Hotel subsequently proposes to sell such JQH Subject Hotel to such third party for a price (the "Final Price") which is less than the price specified in the Sponsor ROFR Notice by an amount in excess of $50,000, then such JQH Entity shall, at least thirty (30) days prior to closing of such Sale, so notify Sponsor Entity, and Sponsor Entity shall have a period of fifteen (15) days within which to execute (at its option) a binding agreement to purchase such JQH Subject Hotel for the Final Price (net of any broker's commission) and with substantially identical economic terms as such JQH Entity proposed to sell such JQH Subject Hotel to such third party, except as otherwise provided in
Section 2.1(b) herein. If Sponsor Entity elects to execute such purchase agreement and delivers a Sponsor Deposit with respect thereto, the applicable JQH Entity shall be obligated to accept it, and the Sale of such JQH Subject Hotel to such Sponsor Entity will thereafter be finalized in accordance with the provisions of Section 2.1 (b). If the applicable JQH Entity has not succeeded in consummating the Sale of such JQH Subject Hotel to such third party on substantially identical terms as those contained in the Sponsor ROFR Notice within 30 days after the time and date for closing of such transaction as set forth in the Sponsor ROFR Notice, then the applicable JQH Entity shall again comply with all of the provisions of this Section 2.1 prior to any Sale of such JQH Subject Hotel.

      (d) It is understood and agreed that, if a Sponsor ROFR Notice is delivered hereunder with respect to a Sale of a partial interest in any JQH Subject Hotel, including any partial interest in the Person directly or indirectly owning title to any such JQH Subject Hotel, then Sponsor Entity shall have the right, but not the obligation, to deliver hereunder a Sponsor Acceptance Notice with respect to 100% of the interest in each such JQH
Subject Hotel, and such Sponsor Entity shall purchase 100% of each such JQH

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Subject Hotel for a purchase price calculated in proportion to the purchase price set forth in such Sponsor ROFR Notice and otherwise pursuant to the provisions of this Section 2.1. For example, if the Sponsor ROFR Notice provides that 20% of the interest in a JQH Subject Hotel will be sold for $1,000,000, then Sponsor Entity may deliver a Sponsor Acceptance Notice, in accordance herewith, to purchase 100% of such JQH Subject Hotel for a purchase price of $5,000,000, and otherwise on the terms and conditions set forth in the Sponsor ROFR Notice.

      (e) It is understood and agreed that the rights granted to Sponsor Entity in this Section 2.1 are and shall be subordinate only to (i) that certain Restriction, Repurchase and Right of First Refusal Agreement, entered into as of October 18, 1999 by and between Galatyn Park Corporation, a Delaware corporation and JQH, as Trustee of the JQH Trust relating to that certain hotel known as the Renaissance Dallas-Richardson, located at 900 East Lookout Drive, Richardson, Texas 75082, and (ii) a right of first refusal currently being negotiated between JQH and Jeff Smith relating to that certain Hotel Property being developed by JQH in Colorado Springs, Colorado. Each of JQH and any applicable JQH Entity agrees to cooperate with and assist Sponsor Entity in any negotiations between Sponsor Entity and either of such holders of such rights of first refusal described in this subparagraph (e) and to keep Sponsor Entity informed as to the status of such rights of refusal in the event of a Sale of either such Hotel Property, and, in any event, if such rights are not exercised by such holders in accordance with their respective terms, all of the terms and conditions contained in this Agreement shall be in full force and effect with respect to each such Hotel Property.

      2.2 License Agreements; Mortgages.

      (a) JQH and each JQH Entity agrees that, from and after the date hereof, any franchise agreement or license agreement (each, a "License Agreement") amended, modified or extended, and any new License Agreement executed by any of JQH or any JQH Entity in connection with a JQH Subject Hotel shall specify that a transfer of such JQH Subject Hotel to any Sponsor Entity is permitted under such License Agreement, without consent of such licensor or franchisor, and JQH and each such JQH Entity will use his or its best efforts to negotiate that no fee is payable by reason of any such permitted transfer.

      (b) JQH and each JQH Entity agrees that, from and after the date hereof, any mortgage or deed of trust document ("Mortgage") amended, modified or extended, and any new Mortgage executed by any of JQH or any JQH Entity in connection with a JQH Subject Hotel shall specify that a transfer of such JQH Subject Hotel to Sponsor Entity is permitted under such Mortgage, without consent of such lender or mortgagee, and JQH and each such JQH Entity will use his or its best efforts to negotiate that no fee is payable by reason of any such permitted transfer.

      (c) Each Sponsor Entity agrees to deliver to any lender, mortgagee, licensor or franchisor under a Mortgage or a License Agreement affecting any applicable JQH Subject Hotel, any and all financial and other information which may reasonably be

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requested by any such lender or franchisor in connection with its agreement to permit transfer of any JQH Subject Hotel to any Sponsor Entity.

      2.3 Transfers in Violation Void. Any Sale by JQH or any JQH Entity of any JQH Subject Hotel in violation of the terms and provisions of this Agreement shall be void and of no force or effect.

                                   ARTICLE III
                               GENERAL PROVISIONS

      3.1 Term of Agreement; Suspension of Agreement.

      (a) This Agreement shall continue in effect from the date hereof until all of the JQH Subject Hotels have been Sold.

      (b) In the event (i) of the occurrence of a material funding default by Lender under the Loan Agreement dated as of _______, 2005 between [Project Holdco] ("Borrower"), as Borrower and [Project Lendco] ("Lender"), as Lender (the "Line of Credit Agreement"), which is not cured within thirty (30) days after receipt by Lender of notice from Borrower of such material funding default, and (ii) no material default by Borrower under the Line of Credit Agreement has occurred, then JQH shall have the right, upon delivery of at least fifteen (15) days' prior written notice, to suspend the effectiveness of this Agreement during the period that both (i) and (ii) above are undisputed. In the event that the existence of a material funding default by Lender or the existence of a material default by Borrower is disputed as between the parties (in any such case, a "Disputed LOC Default"), then the parties to this Agreement agree (which agreement shall have no effect on any rights or obligations of Borrower or Lender under the Line of Credit Agreement) to submit such dispute to an arbitration proceeding, such arbitration to be completed within seventy-five
(75) days of receipt by Borrower of a notice from Sponsor Entity of a Disputed LOC Default (a "Disputed LOC Default Notice"), held in a neutral city and conducted in accordance with the rules of the American Arbitration Association in effect at the date such Disputed LOC Default Notice is given, but not under the authority of that Association. Such arbitration proceeding shall be conducted by an arbitrator who is a partner at a nationally recognized accounting firm, or any other person with experience in the matter or matters to be arbitrated, mutually selected by Sponsor Entity and JQH. If JQH and Sponsor Entity fail to agree on an arbitrator within fifteen (15) days (the "Arbitrator Selection Period") of Borrower's receipt of a Disputed LOC Default Notice from Sponsor Entity, then, within ten (10) days after the expiration of the Arbitrator Selection Period, JQH and Sponsor Entity each shall select one arbitrator who is a partner at a nationally recognized accounting firm, or any other person with experience in the matter or matters to be arbitrated, who shall then select a third arbitrator who meets the qualifications specified above to conduct the arbitration. The decision of the arbitrator shall be binding upon the parties to this Agreement, and neither party shall have the right to appeal any such decision (except in the case of manifest error). The thirty- (30-) day cure period, or, if applicable, the fifteen- (15-) day notice period referenced in the preceding sentence shall commence upon the issuance of an arbitration decision by such arbitrator.

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      3.2 Sale of JQH Subject Hotels upon JQH Demise. JQH, each applicable JQH
Entity and the JQH Trust agree that, upon the death of JQH, the JQH Trust and each applicable JQH Entity will Sell for cash or cause the Sale for cash of all of the JQH Subject Hotels to be completed no later than the later to occur of
(a) two (2) years after the date of JQH's demise, and (b) full redemption or other permitted disposition by JQH and his Affiliates of all of his and their preferred interests in Newco. Subject to the provisions of Section 3.16 herein, each of Sponsor Entity and the JQH Trust and other applicable JQH Entity agrees, for a period expiring 90 days after the date of JQH's demise, to negotiate exclusively and in good faith with each other to Sell the JQH Subject Hotels to a Sponsor Entity or an Affiliate thereof for prices and upon terms mutually acceptable to the JQH Trust or other applicable JQH Entity and to Sponsor Entity. Any other Sale of a JQH Subject Hotel shall be subject to the provisions of this Agreement.

      3.3 Successors and Assigns.

      (a) This right of first refusal of Sponsor Entity may be assigned, without JQH's approval, to any other Person controlled, directly or indirectly, by any Sponsor Entity or Newco or any Affiliate of any of them. Any other assignment of any Sponsor Entity's rights hereunder shall be subject to JQH's prior written approval. Except as provided in the foregoing sentence, this Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors by operation of law or otherwise. Notwithstanding anything herein to the contrary, following delivery of a Sponsor Acceptance Notice, such Sponsor Entity may assign the right to purchase such JQH Subject Hotel to any other Sponsor Entity or an Affiliate thereof.

      (b) Notwithstanding anything to the contrary set forth in this Agreement, each of JQH and any applicable JQH Entity owning a JQH Subject Hotel or direct or indirect interest therein agrees not to transfer, by means of gift, charitable contribution or donation to a charitable organization or otherwise, any JQH Subject Hotel or interest therein during the term of this Agreement, other than the Chateau, the initial transfer of which is subject to a separate agreement of even date herewith among the parties hereto. Any subsequent sale of the Chateau for consideration shall be deemed to be a Sale hereunder and shall be subject to the terms and conditions of this Agreement.

      3.4 Delivery of Information. JQH and each JQH Entity agrees to deliver to the other parties hereto any and all broker solicitations and correspondence and any and all written offers to purchase or expressions of interest in any JQH Subject Hotel, identifying the interested party (whether solicited or unsolicited), within ten (10) days after receipt thereof. In addition, subject to the provisions of Section 3.16 herein, each of JQH and any JQH Entity agrees, to the extent not otherwise delivered in accordance with any other Formation Transaction document, to deliver to the other parties hereto (for informational purposes only) annual operating statements of each JQH Subject Hotel, together with annual budgets for each JQH Subject Hotel.

      3.5 Amendments; Waivers. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties hereto. The failure of a party to insist upon strict adherence to any term of this Agreement on any

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occasion shall not be considered a waiver or deprive such party of the right to insist later on adherence hereto, or thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the party against whom enforcement is sought in order to be effective.

      3.6 Governing Law. The interpretation and construction of this Agreement and (unless otherwise expressly provided herein) all amendments hereof and waivers and consents hereunder shall, to the extent the particular subject matter is controlled by state law, be governed by and be construed in accordance with the substantive law of the State of Delaware, without regard to the conflicts of laws principles thereof.

      3.7 Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 3.7.

      3.8 Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the Courts of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

      3.9 Entire Agreement. This Agreement constitutes a complete statement of all of the binding agreements among the parties as of the date hereof with respect to the subject matter contained herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between them with respect to such subject matter.

      3.10 Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered by hand or certified mail, return receipt requested, postage prepaid, (b) when transmitted by telecopier

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(providing electronic confirmation of transmission) or (c) when received if sent by overnight courier (providing proof of delivery), to the addressee at the following addresses or telecopier numbers (or to such other address or telecopier number as a party may specify from time to time by notice hereunder):

                  (i)   If to JQH:

                        John Q. Hammons
                        300 John Q. Hammons Parkway,
                        Suite 900
                        Springfield, Missouri 65806
                        Telephone: (417) 864-4300
                        Facsimile: (417) 873-3511

                        with a copy (which shall not constitute notice) to:

                        Blackwell Sanders Peper Martin LLP
                        4801 Main Street, Suite 1000
                        Kansas City, Missouri 64112
                        Attn: Gary D. Gilson and
                              David C. Agee
                        Telephone: (816) 983-8000
                        Facsimile: (816) 983-8080

                  (ii)  If to Sponsor Entity:

                        Jonathan D. Eilian
                        JD Holdings, LLC
                        152 West 57th Street, 56th Floor
                        New York, New York  10023
                        Telephone: (212) 884-8827
                        Facsimile: (212) 884-8753

                        with a copy (which shall not constitute notice) to:

                        Kaye Scholer, LLC
                        Three First National Plaza,
                        70 West Madison Street, Suite 4100
                        Chicago, Illinois 60602
                        Attention: Gary R. Silverman and
                                   Lauretta J. Moran
                        Telephone: (312) 583-2300
                        Facsimile: (312) 583-2360

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      3.11 Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. References to "Sections" refer to Sections of this Agreement, unless otherwise stated.

      3.12 Severability. If any term or provision of this Agreement or the application thereof to any party hereto or set of circumstances shall, in any jurisdiction and to any extent, be finally held to be invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and puts the parties in a position as nearly comparable as possible to the position they would have been in but for such finding of invalidity or unenforceability, while remaining valid and enforceable.

      3.13 Counterparts. This Agreement may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

      3.14 Remedies Including Injunction and Specific Performance.

      (a) In the event that any JQH Entity shall fail to perform any of its obligations under this Agreement, the Sponsor Entity shall be entitled, in addition to any other remedy that may be available at law or in equity as a result of such failure, to obtain an injunction and/or specific performance of any such obligations as a remedy for such breach, and each JQH Entity further waives any requirements for securing or posting a bond in connection with any such remedy.

      (b) In the event that any JQH Entity shall default in the performance of any of its obligations hereunder in any material respect, then the Sponsor Entity shall have the right (i) to payment by such JQH Entity of any and all attorneys' fees and costs, including any court costs and costs of any consultants incurred by such Sponsor Entity in seeking to enforce its rights under this Agreement, and (ii) to purchase any JQH Subject Hotel in relation to which the JQH Entity failed to perform its obligations under this Agreement, in accordance with the provisions of this Agreement, except that the purchase price payable by such Sponsor Entity to purchase such JQH Subject Hotel shall equal eighty percent (80%) of the price otherwise payable hereunder.

      3.15 Recording. Each of the parties hereto agrees that this Agreement evidences a right in real property of each of the parties hereto, and each agrees that this Agreement, or a Memorandum of this Agreement summarizing its material terms, shall be recorded in the appropriate recording office for each JQH Subject Hotel at closing of the Formation Transaction. JQH and each applicable JQH Entity hereby agrees that this Agreement or a Memorandum hereof may be recorded in any appropriate recording office in connection with any JQH Subject Hotel acquired or developed by JQH or any

JQH Entity from and after the date hereof, and JQH and each JQH Entity hereby authorizes Sponsor Entity to record such Agreement or Memorandum.

      3.16 Confidentiality. Except as otherwise required by law or judicial order or decree or by any governmental authority, each Sponsor Entity shall maintain the confidentiality of all nonpublic information obtained by it under this Agreement in a Sponsor ROFR Notice or pursuant to Section 3.4 herein, unless such information becomes known to the public in a manner unrelated to such Sponsor Entity. It is understood and agreed that such nonpublic information may be disclosed to attorneys, consultants, officers, directors, members or agents of any Sponsor Entity, to the extent deemed necessary by such Sponsor Entity, subject to such attorneys', consultants', officers', directors', members' or agents' maintaining the confidentiality of such information as set forth herein.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                        JD HOLDINGS, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        ________________________________________
                                                    JOHN Q. HAMMONS

                                        ________________________________________
                                        JOHN Q. HAMMONS, as Trustee of the
                                        REVOCABLE TRUST OF JOHN Q.HAMMONS

                                        HAMMONS OF NEW MEXICO, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF FRISCO, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF COLORADO, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF ARKANSAS, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF SOUTH CAROLINA, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF HUNTSVILLE, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF LINCOLN, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF FRANKLIN, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        HAMMONS OF RICHARDSON, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        RICHARDSON HAMMONS, LP

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        JOHN Q. HAMMONS CENTER, LLC

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        CITY CENTER HOTEL CORPORATION

                                        By:_____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

STATE OF________________)
                        )SS.
COUNTY OF_______________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that ______________, ________________ of JD
Holdings, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her free and voluntary act and deed and the free and voluntary act of such limited liability company for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of ______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires: ______________________________

STATE OF_____________________
                             )SS.
COUNTY OF____________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of ______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires: _____________________________

STATE OF_________________
                         )SS.
COUNTY OF________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF NEW MEXICO, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this _____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:______________________________

STATE OF___________________
                           )SS.
COUNTY OF__________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, the Trustee of the JOHN Q. HAMMONS REVOCABLE TRUST, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires: ________________________________

STATE OF______________________
                              )SS.
COUNTY OF_____________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF FRISCO, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF_____________________
                             )SS.
COUNTY OF____________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF COLORADO, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF_______________________
                               )SS.
COUNTY OF______________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF ARKANSAS, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of ______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF_____________________
                             )SS.
COUNTY OF____________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF SOUTH CAROLINA, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of ______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF___________________
                           )SS.
COUNTY OF__________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF HUNTSVILLE, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ___ day of ______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF________________
                        )SS.
COUNTY OF_______________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF LINCOLN, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of ______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF_________________
                         )SS.
COUNTY OF________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF FRANKLIN, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ___ day of _______, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF_________________
                         )SS.
COUNTY OF________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of HAMMONS OF RICHARDSON, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF_________________
                         )SS.
COUNTY OF________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of RICHARDSON HAMMONS, LP, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF__________________
                          )SS.
COUNTY OF_________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of JOHN Q. HAMMONS CENTER, LLC, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ____ day of _____, 2005.

                                                 _______________________________
                                                        Notary Public

My commission expires:________________________________

STATE OF__________________
                          )SS.
COUNTY OF_________________)

      I, the undersigned, a Notary Public, in and for the County and State aforesaid, DO HEREBY CERTIFY, that John Q. Hammons, ____________ of CITY CENTER HOTEL CORPORATION, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before this day in person and acknowledged that he signed and delivered the said instrument as his free and voluntary act and deed for the uses and purposes therein set forth.

            GIVEN under my hand and notarial seal this ___ day of ____, 2005.

                                                 _______________________________
                                                        Notary Public

             My commission expires:________________________________

                                    EXHIBIT A

                   JQH SUBJECT HOTELS [AND LEGAL DESCRIPTIONS]

A.    DEVELOPED HOTELS

1.    Courtyard by Marriott
      3527 West Kearney, Springfield, Missouri 65803
      Owner: Richardson Hammons, LP

2.    University Plaza Hotel and Convention Center
      333 S John Q. Hammons Parkway, Springfield, Missouri 65806
      Owner: John Q. Hammons Trust

3.    Embassy Suites Lincoln
      1040 P Street, Lincoln, Nebraska 68508
      Owner: John Q. Hammons Trust

4.    Holiday Inn City Centre
      100 W 8th St., Sioux Falls, South Dakota 57104
      Owner: City Centre Hotel Corporation

5.    Sheraton Hotel Sioux Falls
      1211 N. West Ave., Sioux Falls, South Dakota 57104
      Owner: John Q. Hammons Trust

6.    Embassy Suites Nashville South/Cool Springs
      820 Crescent Centre Drive, Franklin, Tennessee 37067
      Owner: Richardson Hammons, LP

7.    Renaissance Dallas Richardson
      900 East Lookout Drive, Richardson, Texas 75082
      Owner: Richardson Hammons, LP

8.    Residence Inn Springfield
      1303 East Kingsley Street, Springfield, Missouri 65804
      Owner: Richardson Hammons, LP

9.    Embassy Suites Northwest Arkansas
      3303 Pinnacle Hills Parkway, Rogers, Arkansas 72758
      Owner: Hammons of Arkansas, LLC

10.   Courtyard by Marriott Oklahoma City Downtown
      2 West Reno Avenue, Oklahoma City, Oklahoma 73102
      Owner: John Q. Hammons Trust

11.   Renaissance Tulsa Hotel & Convention Center
      6808 South 107th East Avenue, Tulsa, Oklahoma 74133
      Owner: John Q. Hammons Trust

12.   Embassy Suites Hot Springs
      400 Convention Boulevard, Hot Springs, Arkansas 71901
      Owner: Hammons of Arkansas, LLC

13.   Residence Inn Charleston Airport
      5035 International Boulevard, North Charleston, SC 29418
      Owner: Hammons of South Carolina, LLC

14.   Courtyard by Marriott Junction City
      310 Hammons Drive, Junction City, Kansas 66441
      Owner: John Q. Hammons Trust

15.   Embassy Suites Albuquerque
      1000 Woodward Place NE, Albuquerque, New Mexico 87102
      Owner: Hammons of New Mexico, LLC

16.   Embassy Suites Dallas-Frisco
      7600 John Q. Hammons Drive, Frisco, Texas 75034
      Owner: Hammons of Frisco, LLC

17.   Embassy Suites St. Louis-St. Charles
      Two Convention Center Plaza, St. Charles, MO 63303
      Owner: John Q. Hammons

18.   Holiday Inn Express Springfield
      1117 East St. Louis Street, Springfield, Missouri 65806
      Owner: John Q. Hammons Trust

19.   Embassy Suites at Hampton Roads Convention Center
      1700 Coliseum Drive, Hampton, VA 23666
      Owner: John Q. Hammons Trust

20.   Chateau on the Lake Resort Spa and Convention Center
      415 North State Highway 265, Branson, Missouri 65616
      Owner: Chateau Lake LLC

B.    PROPERTIES UNDER CONSTRUCTION / DEVELOPMENT

1.    Embassy Suites
      800 Monroe Street, Huntsville, AL 35801
      Owner: Hammons of Huntsville, LLC

2.    Embassy Suites
      East Peoria, IL
      Owner: John Q. Hammons Trust

3.    Embassy Suites
      Concord, North Carolina
      Owner: John Q. Hammons Trust

4.    Embassy Suites: Loveland, CO

5.    Embassy Suites: San Marcos, TX

6.    Residence Inn: LaVista, NE

7.    Marriott: Normal, IL

8.    Embassy Suites, Bricktown, OK

9.    Embassy Suites, Asheville, NC

10.   Marriott: Rogers, AR

11.   Marriott: Colorado Springs, CO

12.   Marriott: North Charleston, SC

13.   Residence Inn: Joplin, MO